Form PRES14A for CONSYGEN INC filed on September 16, 1998

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. 1)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 CONSYGEN, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------

     4) Date Filed:

        ------------------------------------------------------------------------

                                 CONSYGEN, INC.

                  Notice of 1998 Annual Meeting of Stockholders

                                November 12, 1998

To the Stockholders:

Notice is hereby given that the 1998 Annual Meeting of the Stockholders of CONSYGEN, INC. will be held on Thursday, November 12, 1998, at 3:00 P.M. at Radisson Hotel Phoenix Airport, 3333 E. University Drive, Phoenix, AZ 85034, for the following purposes:

     1. To elect a Board of five Directors, to serve until the next annual meeting of stockholders and until their successors shall be elected and qualified, as more fully described in the accompanying Proxy Statement;

     2. To approve below market price issuances of common stock in excess of 3,051,929 shares to Subscribers under the Company's 6% Convertible Debentures to the extent provided thereunder;

     3. To ratify the Board of Directors' selection of King, Weber & Associates, P.C. as independent public accountants for the fiscal year ended May 31, 1999; and

     4. To consider and act upon any other business which may properly come before the meeting.

The Board of Directors has fixed the close of business on October 5, 1998 as the record date for the determination of stockholders having the right to notice of, and to vote at, the meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the meeting.

     PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED
        WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                                          By Order of the Board of Directors

                                          J. Stephen Kelly
                                          Secretary

Tempe, Arizona
September 16, 1998

                                 CONSYGEN, INC.
                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ConSyGen, Inc. (the "Company") for use at 1998 Annual Meeting of Stockholders to be held on Thursday, November 12, 1998, at the time and place set forth in the attached notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and the enclosed Proxy are first being sent to stockholders is October 10, 1998.

         If the enclosed Proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof, and in the case of Proposal No. 2 ( designated as item 2 in the attached Notice of Meeting), proxies will be voted as directed by the Board of Directors (see the discussion of Proposal No. 2 herein). Any person giving a proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is exercised.

         The holders of a majority in interest of all common stock, par value $.003 per share ("Common Stock") issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for transaction of business. The election of nominees for Director will be decided by a majority vote of the Common Stock entitled to vote at the meeting. Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" have the same effect as votes against proposals presented to stockholders, other than election of directors. Abstentions and "non-votes" will have no effect on the election of directors. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

         The Company will bear the cost of the solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph, telecopy, electronic mail and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

         The Company's principal executive offices are located at 125 South 52nd Street, Tempe, Arizona 85281, and its telephone number is (602)394-9100

                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on October 5, 1998, are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote shares of Common Stock. Each outstanding share of the Company's Common Stock entitles the record holder to one vote.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Five Directors of the Company are to be elected to hold office until the next annual meeting and until their successors shall be duly elected and qualified. The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the five nominees named below. If any of such nominees should become unavailable for election, which is not anticipated, the persons named in the enclosed proxy will vote for such substitutes as management may recommend. No nominee is related to any other nominee or to any executive officer of the Company or its subsidiaries.

                               YEAR FIRST
                                ELECTED A   POSITION WITH THE COMPANY OR PRINCIPAL
NAME OF NOMINEE         AGE     DIRECTOR    OCCUPATION DURING THE PAST FIVE YEARS
---------------         ---     --------    -------------------------------------
Robert L. Stewart        80      1996       Mr. Stewart is Chairman of the Board of the Company and the
                                            Company's wholly-owned  subsidiary, ConSyGen, Inc., an Arizona corporation (f/k/a International Data Systems Corp.)
                                            ("ConSyGen-Arizona"). He has served in this capacity at the
                                            Company since its acquisition of ConSyGen-Arizona in September
                                            1996, and at ConSyGen-Arizona since 1980. Mr. Stewart
                                            previously served as President and Chief Executive Officer of
                                            ConSyGen-Arizona from 1980 until January 15, 1997 and as
                                            President and Chief Executive Officer of the Company from the time of its acquisition of ConSyGen-Arizona in September 1996 until January 15, 1997.

Thomas S. Dreaper        55      1998       Mr. Dreaper joined the Company as President and Chief Executive
                                            Officer effective July 17, 1998. On July 17, 1998, Mr. Dreaper was appointed to the Board of Directors to fill an existing vacancy. During the five years prior to joining the Company, Mr. Dreaper was retired.
                                            Prior to that his positions included National Sales Manager for
                                            Compaq Computer Corporation and Royal Business Machines,
                                            National Product Marketing Manager -Word Processing for Savin
                                            Business Machines Corporation, Vice President of Sales and
                                            Marketing, Pearlsoft Software Corporation, and Executive Vice
                                            President of Summa Software Corporation.

J. Stephen Kelly         44      1998       Mr. Kelly has served as Vice President and General Counsel since
                                            February 12, 1998. He was appointed Corporate Secretary of the
                                            Company in March 1998. On June 29, 1998 Mr. Kelly was appointed to the Board of Directors of the Company to fill an existing vacancy and was promoted to Executive Vice President and Chief
                                            Administrative Officer. Mr. Kelly previously served as Director,
                                            Group Contracts -Motorola Computer Group (1997-1998), Group
                                            Counsel - Motorola Computer Group (1996-1997), and Staff Attorney,
                                            Datapoint Corporation (1992-1995).

Andrew Lee               49      1998       Mr. Lee was appointed to the Board of Directors on February 24,
                                            1998 to fill an existing vacancy. Mr. Lee is President and a Director of
                                            Integrated Transportation Network Group Inc. Since 1997, Mr. Lee
                                            has been the Co-Chairman of the Board and Co-Chief Executive
                                            Officer of Greater Alliance Corporation, a financial services corporation. Since 1992, Mr. Lee has been the President and Chief
                                            Executive Officer of First Shanghai Corporation, a merchant bank,
                                            BOXX International Corporation, a computer and electronics company, and TowerCom Inc., a software company. Mr. Lee also is
                                            Chairman of the Board of Valentine USA Inc., a company that manufactures ladies' apparel.

A. Lewis Burridge        78      1998       Mr. Burridge was appointed to the Board of Director on June 29,
                                            1998 to fill an existing vacancy. Since 1992, Mr. Burridge has been
                                            Chief Operating Officer of Digitel Inc., a telecommunications and internet company.

MEETINGS OF THE BOARD OF DIRECTORS

      During the fiscal year ended May 31, 1998, the Board of Directors held 3 meetings by telephone conference, all of which meetings were attended by all incumbent directors except Mr. Queyssac, who did not attend any of such meetings. In addition, the Board met informally a number of times, with all action as a result thereof taken by unanimous written consent.

COMMITTEES OF THE BOARD OF DIRECTORS

      Pursuant to action taken by unanimous written consent dated February 24, 1998, the Board of Directors established an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee or any committee performing similar functions.

      At present the Audit Committee, consists of Messrs Lewis Burridge, Andrew Lee and Stephen Kelly. Until their resignation on June 29, 1998, Messrs. Ron Bishop, Richard Ruth and Daniel Queyssac served on the Audit Committee. The Audit Committee had no meeting during the fiscal year ended May 31, 1998.

      Until his resignation on June 29, 1998, Mr. Daniel Queyssac served on the Compensation Committee along with Mr. Andrew Lee and Robert L. Stewart. Mr. Lewis Burridge was elected to the Compensation Committee on June 29, 1998 replacing Mr. Queyssac. The Compensation Committee had no meeting during the fiscal year ended May 31, 1998.

DIRECTOR COMPENSATION

      The Company has a standard arrangement whereby Directors who are not also executive officers or employees of the Company receive compensation in the amount of $1,000 for each meeting of the Board of Directors or of a committee of the Board of Directors of which any such Director is a member which is physically attended by such Directors and $500 for each telephone meeting. In addition, the Company has adopted a practice of granting to such Directors options to purchase 10,000 shares of the Company's common stock under the Company's 1997 Amended and Restated Non-Qualified Stock Option Plan. The following table shows information concerning options granted to Directors during the Company's fiscal year ended May 31, 1998.


                                       NUMBER OF
                                      SECURITIES
                                      UNDERLYING     EXERCISE
                                       OPTIONS         PRICE     EXPIRATION
         NAME             DATE         GRANTED      $/SHARE(1)      DATE
      ------------      ---------     ----------    ----------   ----------

      Andrew Lee         2/24/98        10,000         $3.50       2/24/08

      Richard Ruth       2/24/98        10,000         $3.50       2/24/08

      Daniel Queyssac    2/24/08        10,000         $3.50       2/24/08

-------------------

(1)  All options exercisable 50% at date of grant and 50% 1 year from such date.

                             EXECUTIVE COMPENSATION

      The following table sets forth all compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and each of the Company's Executive Officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 (collectively the "Named Executive Officers") for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three completed fiscal years.


                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM COMPEN-
                                            ANNUAL COMPENSATION          SATION AWARDS
                                     -------------------------------     -----------------

                                                            OTHER         SECURITIES
      NAME AND              YEAR                            ANNUAL        UNDERLYING        ALL OTHER
PRINCIPAL POSITION(1)(4)    ENDED      SALARY   BONUS    COMPENSATION    OPTIONS(#)(2)   COMPENSATION(3)
------------------------    -----      ------   -----    ------------    -------------   ---------------
Ronald I. Bishop           5/31/98   $107,708   $1,083                      900,000
 President & CEO           5/31/97    $26,250      --         --            400,000             --

Robert L. Stewart
 Former President          5/31/98    $94,333   $1,429
 & CEO                     5/31/97    $65,250      --         --                --              --

Carl H. Canter             5/31/97       --        --         --                --              --
 Former President          5/31/96       --        --         --                --          $36,000
 & CEO

---------------

(1) Mr. Bishop served as President and CEO of the Company from January 15, 1997 to June 30, 1998. Mr. Stewart served as President and CEO of the Company from September 5, 1996, the date the Company acquired
         ConSyGen-Arizona, through January 15, 1997. Mr. Canter served as President and CEO of the Company until September 4, 1996. For information regarding compensation arrangements and changes in terms of options in connection with Mr. Bishop's termination of employment, see "Certain Relationships and Related Transactions."

(2) Options were granted under the 1997 Amended and Restated Non-Qualified Stock Option Plan. In November 1997, options to purchase 400,000 shares granted at an option price of $8.875 per share in March 1997 and options to purchase 500,000 shares granted at an option price of $5.50 per share in September 1997 were canceled and replaced by options to purchase 900,000 shares at an option price of $4.00 per share. See "Stock Option Plans - Option Grants in Fiscal Year Ended May 31, 1998" and "Report of Ronald I. Bishop and the Board of Directors on Executive Compensation and Repricing of Options."

(3) Represents amounts accrued by the Company and payable to The Canter Corporation, a consulting firm controlled by Mr. Canter, for consulting services provided by The Canter Corporation to the Company. In connection with the acquisition, The Canter Corporation forgave this indebtedness.

(4) Mr. Thomas S. Dreaper joined the Company as President and Chief Executive Officer effective July 17, 1998. For information regarding Mr. Dreaper's compensation arrangements, see "Certain Relationships and Related Transactions."

STOCK OPTIONS

      The following tables set forth with respect to each Named Executive Officer certain information concerning (a) stock options granted during the Company's fiscal year ended May 31, 1998 and (b) stock options exercised during the fiscal year ended May 31, 1998 and unexercised at the end of such fiscal year.


                 OPTION GRANTS IN FISCAL YEAR ENDED MAY 31, 1998

                                       INDIVIDUAL GRANTS
                   -----------------------------------------------------------
                                                                                     POTENTIAL
                                                                                  REALIZABLE VALUE
                                                                                     AT ASSUMED
                      NUMBER OF      % OF  TOTAL                                   ANNUAL RATES OF
                      SECURITIES       OPTIONS                                       STOCK PRICE
                      UNDERLYING      GRANTED TO     EXERCISE                     APPRECIATION FOR
                       OPTIONS       EMPLOYEES IN     PRICE       EXPIRATION       OPTION TERM (2)
NAME                   GRANTED        FISCAL YEAR    $/SHARE         DATE          5%           10%
------------------------------------------------------------------------------------------------------
Ronald I. Bishop      900,000(1)        60.81%        $4.00        11/21/07    $2,421,434   $5,964,106

------------

(1) Replaced (i) immediately exercisable options to purchase 400,000 shares granted in the prior fiscal year at an exercise price of $8.875 per share expiring on 3/18/07 and (ii) options to purchase 500,000 shares granted September 10, 1997 at an exercise price of $5.50 per share exercisable to the extent of 125,000 shares at the date of grant and 375,000 shares in 24 equal monthly installments commencing 10/10/97, and expiring on 9/10/07. Replacement options are exercisable to the extent of 561,500 shares at the date of grant (11/21/97) and 338,500 shares in 22 equal monthly installments commencing 12/21/97.

(2) The 5% and 10% assumed rates of annual compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future prices of the Company's common stock or of the potential realizable value of the options granted.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                               NUMBER OF SECURITIES
                   NUMBER OF                  UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                    SHARES                      OPTIONS AT 5/31/98      IN-THE-MONEY OPTIONS AT 5/31/98
                  ACQUIRED ON     VALUE
NAME               EXERCISE     REALIZED(1)  EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE(2)
----              -----------   -----------  -------------------------    ---------------------------
Ronald I. Bishop      --             --             653,818/246,182            $286,045/$107,705

----------

(1) Represents the excess of the fair market value of the shares on the date of exercise over the exercise price and does not necessarily reflect cash realized upon the sale of such shares.

(2) Based on the excess of the last sale price of the Company's common stock on June 1, 1998 as quoted on the National Association of Securities Dealers' SmallCap Market ($4.4375 ), over the option exercise price ($4.00 ) per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       Pursuant to action taken by unanimous written consent dated February 24, 1998, the Board of Directors established a Compensation Committee consisting of three Members, and appointed Daniel Queyssac, Andrew Lee and Robert L. Stewart to serve as the Members of the Committee, which persons served as such members for the duration of the fiscal year ended May 31, 1998. The Compensation Committee had no meeting during the fiscal year ended May 31, 1998. Mr. Stewart is the Chairman of the Board of Directors of the Company and a former Chief Executive Officer (see the description of Mr. Stewart's positions with the Company in the Table under "Election of Directors"). Except for Mr. Stewart, no member of the Compensation Committee was, during or prior to the close of such fiscal year, an officer or employee of the Company or any of its subsidiaries, nor did any such Member report to the Company any transactions under "Certain Relationships and Related Transactions" below. However, during the fiscal year ended May 31, 1998, all deliberations and determinations concerning (i) executive officer salary and bonus compensation were made by Ronald I. Bishop, the Company's President and Chief Executive Officer, with the approval of Mr. Stewart, except for the salary and bonus of Mr. Bishop, which were negotiated between Mr. Bishop and Mr. Stewart, and (ii) grants of options were made by the Board of Directors. During the fiscal year ended May 31, 1998, the Company's Board of Directors consisted of Mr. Stewart, his son, Leslie F. Stewart (until February 24, 1998), Ronald I. Bishop, Andrew Lee (from February 24, 1998), Richard Ruth (from February 24, 1998) and Daniel Queyssac (from February 24,
1998). In addition to Robert L. Stewart (Chairman of the Board of Directors) and Ronald I. Bishop (President and Chief Executive officer), Leslie F. Stewart (Secretary) was an executive officer of the Company.


              REPORT OF RONALD I. BISHOP AND THE BOARD OF DIRECTORS
               ON EXECUTIVE COMPENSATION AND REPRICING OF OPTIONS

       For the fiscal year ended May 31, 1998, the compensation of the Company's executive officers was determined by Ronald I. Bishop, the President and Chief Executive Officer(as to salary and bonus), with the approval of, or, in the case of Mr. Bishop's salary and bonus, pursuant to negotiations with, Robert L. Stewart, Chairman of the Board of Directors, and by the Board of Directors (as to stock options granted), as indicated below and described under the caption "Compensation Committee Interlocks and Insider Participation."

       The Company's objective with respect to executive compensation is to provide a level of total compensation that allows the Company to attract and retain superior talent, to achieve its business objectives, and to align the financial interests of the executive officers with the stockholders of the Company. To that end, the Company has implemented and will continue to implement a compensation strategy that includes a competitive salary and substantial equity-based incentive compensation. On February 24, 1998, the Board of Directors established a Compensation Committee for the purpose of considering and making recommendations to the Board for such purposes.

       In their consideration of the compensation for the Company's executive officers, Mr. Bishop, Mr. Stewart, and the Board of Directors considered the past performance of the officers, their level of responsibilities, overall performance with the Company, and their view of the level of compensation necessary to attract and retain talented individuals. No particular weight was assigned to any one factor, or to corporate performance, and the deliberations are viewed an exercise of subjective judgment, subject to the above-mentioned criteria.

       The executive officers of the Company are eligible to receive options under the Company's 1996 Non-Qualified Stock Option Plan and the Company's 1997 Amended and Restated Non-Qualified Stock Option Plan. The purpose of these plans is to provide equity-based incentive compensation based on the long-term appreciation in value of the Company's Common Stock and to promote the interests of the Company and its stockholders by encouraging greater management ownership of the Company's Common Stock. Most of the options granted to executive officers under these stock option plans vest over a period of approximately two years, thereby providing a continuing incentive and encouraging a long-term relationship between such persons and the Company. For the fiscal year ended May 31, 1998, options to purchase 1,310,000 shares were granted by the Board of Directors to executive officers of the Company. Included in such options were options to purchase 1,000,000 shares granted to executive officers in replacement of options to purchase an equal number of shares previously granted to such persons at higher exercise prices. At the time such replacement options were granted, the Board of Directors considered the grant of such options to be necessary in the interests of the Company in order to maintain a satisfactory level of commitment by the grantees of such options to the performance of their duties. The following Table sets forth certain information concerning all repricings of options held by any executive officer of the Company since the adoption of the Company's 1996 Non-Qualified Stock Option Plan.


                                                                 ORIGINAL                   LENGTH OF
                                    NUMBER OF   MARKET PRICE     EXERCISE                    ORIGINAL
                                   SECURITIES    OF STOCK        PRICE OF                  OPTION TERM
                                   UNDERLYING       AT          CANCELLED       NEW        REMAINING AT
                                    OPTIONS       TIME OF       OR AMENDED    EXERCISE       DATE OF
NAME                      DATE      REPRICED     REPRICING        OPTION      PRICE (1)     REPRICING
-------------------------------------------------------------------------------------------------------

Ronald I. Bishop (2)    11/21/97     400,000       $6.125         $8.875        $4.00      exp. 3/18/07
                        11/21/97     500,000       $6.125         $5.50         $4.00      exp. 9/10/07

Leslie F. Stewart       11/21/97     100,000       $6.125         $6.00         $4.00      exp. 9/29/07

-----------------------

(1) Fair market value on date of grant as determined by the Board of Directors

(2) See also the Summary Compensation Table, Table of Option Grants in Fiscal Year Ended May 31, 1998, and related Notes.



COMPENSATION OF RONALD I. BISHOP, PRESIDENT AND CHIEF EXECUTIVE OFFICER

       The compensation of Ronald I. Bishop, President and Chief Executive Officer of the Company for the fiscal year ended May 31, 1998, was negotiated between Mr. Bishop and Robert L. Stewart, the Chairman of the Board of Directors, using the same criteria that were used to determine the compensation of other executive officers, as described above, without assigning any weight to the relationship of such compensation to the performance of the Company. During the fiscal year ended May 31, 1998, Mr. Bishop received a salary of $107,708 and and a bonus of $1,083. Mr. Bishop's salary was set at the minimum level of income appropriate for his position, and stock options were granted to him such that his total compensation would be comparable to others in similar industries.

       The foregoing report has been approved by all members of the Board of Directors.

                                                     BOARD OF DIRECTORS

                                                     Robert L. Stewart

                                                     Ronald I. Bishop

                                                     Leslie F. Stewart(1)

                                                     Andrew Lee (2)

                                                     Daniel Queyssac (2)

                                                     Richard Ruth (2)

(1)     Until February 24, 1998

(2)     From February 24, 1998





                          COMPARATIVE PERFORMANCE GRAPH

       The following performance graph and table compare the cumulative total return to stockholders of the Company's common stock with the cumulative total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and a peer group (the "Peer Group") consisting of companies in the Nasdaq Industry Group whose primary business is computer and data processing. It should be noted that the companies in the Peer Group are not perfectly comparable to the Company. Certain of the companies may be larger or smaller than the Company.

       The graph and the table assume that $100.00 was invested on September 10, 1996 in each of the Company's common stock, the S&P 500 Index and the Peer Group. The cumulative returns through May 31, 1997 and 1998 are shown below.

                         [PERFORMANCE GRAPH SHOWN HERE]




                COMPARISON OF CUMULATIVE RETURNS (IN DOLLARS)(1)

                                BASE PERIOD              MEASUREMENT PERIOD
     COMPANY NAME/INDEX     SEPTEMBER 10, 1996     MAY 31, 1997     MAY 31, 1998
     ------------------     ------------------     ------------     ------------
     ConSyGen, Inc.              100.000             172.656             62.50
     Peer Group                  100.000             132.445             66.45
     S&P 500 Index               100.000             129.872            164.33

-------------------

(1) As described above under the caption "Changes in Control of the Company", on September 5, 1996, the Company acquired ConSyGen-Arizona (the "Acquisition"). Prior to the Acquisition, the Company had no assets or operations and there was no public trading of the Company's Common Stock. Consequently, quotations for the Company's Common Stock were not available prior to the Acquisition. On September 10, 1996, subsequent to the Acquisition, the Company's Common Stock began trading and quotations were available on the National Association of Securities Dealers' OTC Bulletin Board. On April 9, 1998, the Company's Common Stock began trading and quotations were available on the National Association of Securities Dealers' SmallCap Market.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of September 9,1998 certain information with respect to beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) each of the Company's directors, (iii) each of the executive officers of the Company; and (iv) all directors and executive officers as a group. This information is based upon information received from or on behalf of the named individual. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed.

                                           AMOUNT AND
                                           NATURE OF
         NAME OF                           BENEFICIAL                PERCENT OF
     BENEFICIAL OWNER (2) (11)             OWNERSHIP                   CLASS
     ----------------                      ---------                   -----
      Robert L. Stewart                   7,437,000 (1)                 48.47%
      Chairman of the Board

      J. Stephen Kelly                       69,375 (3)                   *
      Executive Vice President
      Chief Administrative Officer
      Secretary, General Counsel
      Director

      Robert Anderson                        66,125 (4)                   *
      Executive Vice President
      Sales and Marketing

      James Vales                            59,525 (5)                   *
      Executive Vice President
      Customer Service and Support

      James Vittera                          31,837 (6)                   *
      Vice President
      Director of Marketing

      Rajesh K. Kapur                        29,062 (7)                   *
      Executive Vice President
      Chief Financial Officer

      Andrew Lee                              5,000 (8)                   *
      Director

      A. Lewis Burridge                       5,000 (9)                   *
      Director

      All executive officers and
      directors as a group
        (8  persons)                      7,707,924                     50.24%

      Trinidad Cranbourne                 1,000,000 (10)                 6.50%

--------------------------
*  Less than one percent

(1) 6,437,000 of such shares are owned of record by The Loreto F. Stewart & Robert L. Stewart Family Trust, a trust of which Robert L. Stewart is the sole trustee. The remaining 1,000,000 shares are owned of record by an entity which is controlled by Robert L. Stewart. Mr. Stewart shares voting and investment power with respect to such 1,000,000 shares. Mr. Stewart's address is the Company's offices: 125 South 52nd Street, Tempe, Arizona 85281.

(2) Does not include options to purchase 1,000,000 shares of the Company's common stock granted to Thomas S. Dreaper in connection with his employment. Options were granted at an exercise price of $2.8125 per share and on terms which provide for vesting to the extent of 500,000 shares if and when the Company's stock price closes at $5.00, and to the extent of the remaining 500,000 shares if and when the Company's stock price closes at $10.00.

(3) Shares of common stock which Mr. Kelly has the right to purchase upon exercise of outstanding options, exercisable within 60 days.

(4) Shares common stock which Mr. Anderson has the right to purchase upon exercise of outstanding options, exercisable within 60 days.

(5) Includes 54,925 shares of common stock which Mr. Vales has the right to purchase upon exercise of outstanding options, exercisable within 60 days.

(6) Includes 28,437 shares of common stock which Mr. Vittera has the right to purchase upon exercise of outstanding options, exercisable within 60 days.

(7) Shares of common stock which Mr. Kapur has the right to purchase upon exercise of outstanding options, exercisable within 60 days.

(8) Shares of common stock which Mr. Lee has the right to purchase upon exercise of presently exercisable outstanding options.

(9) Shares of common stock which Mr. Burridge has the right to purchase upon exercise of presently exercisable outstanding options.

(10) Daughter of Robert L. Stewart, Chairman of the Board of the Company. Ms. Cranborne's address is: 96 Pokfulam Road, 11 B-2, YY Mansion, Hong Kong.

(11) Does not include the following shares of common stock subject to conversion within 60 days pursuant to the provisions of the Company's 6% Convertible Debentures:

         Dominion Capital Fund, Ltd.                   765,565 shares

         Canadian Advantage Limited Partnership        209,781 shares

         Sovereign Partners Limited Partnership        765,565 shares

         The Subscription Agreement relating to the sale of the Company's 6% Convertible Debentures prohibits the conversion of any portion of a debenture which would result in the holder being deemed the beneficial owner of 4.99% or more of the issued and outstanding common stock of the Company. (See Proposal No. 2) Accordingly, the shares of common stock shown as beneficially owned by each holder of the Convertible Debentures represents the maximum number of such shares which, together with the Warrant Shares allocable to such holder (see the next sentence), is less than the 4.99 limit, determined at September 9, 1998, as provided in the Subscription Agreement. Also included are 35,000 out of a total of 105,000 shares of Common Stock issuable upon the exercise of Common Stock Purchase Warrants to purchase Common Stock at $4.8818 per share issued to the holders of the Convertible Debentures concurrently with the sale of the Convertible Debentures (Warrants covering the balance of 70,000 shares are not exercisable within 60 days of September 9, 1998). The Company has been advised by the holders of the Convertible Debentures that they are not acting in concert and interpret the foregoing ownership restriction as applicable to each holder of the Convertible Debentures individually. Based upon the information furnished to the Company by the holders of the Convertible Debentures such holders have no relationship to the Company except as investors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       On September 5, 1996, the Company acquired all of the issued and outstanding common stock of ConSyGen-Arizona from the stockholders of such corporation, including Robert L. Stewart, its Chief Executive officer and controlling shareholder (the "Acquisition"). In connection with the Acquisition, the Company issued an aggregate of 13,125,000 shares of its common stock, of which 9,275,000 shares were issued to the stockholders of ConSyGen-Arizona, including 8,187,000 shares to Robert L. Stewart. As a result of the Acquisition, the former stockholders of ConSyGen-Arizona, including Mr. Stewart, became the beneficial owners, in the aggregate, of approximately 69% of the issued and outstanding common stock of the Company, and Mr. Stewart became the beneficial owner of approximately 61% of such shares. As set forth in the Table under the caption "Security Ownership of Certain Beneficial Owners and Management," Mr. Stewart is currently the beneficial owner of approximately 48.47% of the Company's common stock and, through his share ownership, may be deemed to control the company. Carl H. Canter, the former controlling stockholder, relinquished control as a result of the Acqusition.

       At December 31, 1995, Robert L. Stewart, then Chairman and President of ConSyGen-Arizona, had advanced an aggregate of $859,000 to ConSyGen-Arizona on an as-needed basis to fund its continuing operations. These advances were unsecured, non-interest bearing and had no stated maturity. In June 1996, ConSyGen-Arizona issued 700,000 shares of its Common Stock to The Loreto F. Stewart and Robert L. Stewart Family Trust, a trust of which Mr. Stewart is the sole trustee (the "Trust"), in satisfaction of $350,000 of the indebtedness to Mr. Stewart. The shares were valued at $0.50 per share, which was management's best estimate of fair market value at the time of issuance. In June 1996, Mr. Stewart forgave an additional $350,000 of such indebtedness without additional consideration. During 1996, cash principal payments were made to Mr. Stewart on account of such debt in the amount of $16,000; during the five months ended May 31, 1997, additional cash principal payments were made in the amount of $5,000. In October 1997, the Company issued 18,610 shares of its common stock to Mr. Stewart in satisfaction of the remaining indebtedness of the Company to Mr. Stewart.

       In June 1996, ConSyGen-Arizona issued an aggregate of 1,777,006 shares of Common Stock to the Trust in consideration of services rendered by Mr. Stewart to ConSyGen-Arizona from its inception through the date of issuance. These shares were valued at $0.50 per share, which was management's best estimate of fair market value at the time of issuance.

       In May 1997, the Trust sold 300,000 shares of Common Stock in a private Sale, and pursuant to agreement the made in connection with such sale, the Company included such shares (and shares held by certain other shareholders) in a registration statement on Form S-1 filed in November 1997.

       Effective July 17, 1998, Thomas S. Dreaper joined the company as President and Chief Executive Officer. The terms of Mr. Dreaper's employment provide for an annual salary of $120,000 and options to purchase 1,000,000 shares of the common stock of the Company. The options were granted to Mr. Dreaper at an exercise price of $2.8125 per share, and are currently exercisable to the extent of 500,000 shares if and when the Company's common stock attains a closing price of $5.00 per share, and to the extent of the remaining 500,000 shares if and when the share price attains closing price of $10.00 per share. The Option expires July 17, 2008. No specific term of employment is currently specified.

       In July 1998, in connection with the termination of his employment and position as President and Chief Executive Officer of the Company, Ronald I. Bishop, was provided, as severance compensation, cash compensation in the amount of $75,000 (6 months' salary), and an amended and restated Stock Option Agreement fixing as vested 669,205 out of the total number of 900,000 shares with respect to which options had been granted thereunder, and extending the period within which options may be exercised after termination of employment from 3 months to 3 years.

       In July 1998, in connection with the termination of his employment as Vice President and Director of Sales and Marketing-International, Jeffrey R. Richards, was provided, as severance compensation, cash compensation in the amount of $19,750 (3 months' salary), and an amended and restated Stock Option Agreement fixing as vested 125,000 out of the total number of 250,000 shares with respect to which options had been granted thereunder, and extending the period within which options may be exercised after termination of employment from 3 months to 1 year from September 14, 1998.


                                 PROPOSAL NO. 2
            APPROVAL OF BELOW MARKET PRICE ISSUANCES OF COMMON STOCK
         IN EXCESS OF 3,051,929 SHARES TO SUBCRIBERS UNDER THE COMPANY'S
      6% CONVERTIBLE DEBENTURE AGREEMENT TO THE EXTENT PROVIDED THEREUNDER

       On May 29, 1998, the Company completed a private placement of $3,500,000 in principal amount of 6% convertible debentures (the "Debentures") and warrants (the "Warrants") to purchase 115,000 shares (the "Warrant Shares") of common stock of the Company (including warrants to purchase 10,000 shares issued to finders as part of the finders' fees paid in connection with the transaction) for aggregate net proceeds, after payment of finders' fees and expenses, of approximately $3,200,000. Proposal No. 2 is submitted to the stockholders in accordance with the obligation of the Company to submit such Proposal (summarized below in "Limitation on Share Issuance") under the terms of the 6% Convertible Debenture Subscription Agreement, as amended (the "Subscription Agreement"), executed in conjunction with the sale of the Debentures. The agreements executed in conjunction with the sale of the Debentures include, in addition to the Subscription Agreement, the Convertible Debentures due May 29, 2003, the Common Stock Purchase Warrants, and the Registration Rights Agreement (the "Registration Rights Agreement"). The Company has filed a copy of each of such agreements with the Securities and Exchange Commission as an Exhibit to the Company's Annual Report on Form 10K for the Company's fiscal year ended May 31, 1998, and will provide a copy of any such agreement requested by a stockholder without charge upon receipt of such request, in writing, as provided below under the caption "10-K Report." A summary of principal terms of such agreements is provided below.

Conversion of Debentures and Exercise of Warrants. The Debentures are convertible into common stock of the Company at a price equal to the lesser of $4.8818 per share or 80% of the average closing bid price of the Company's common stock for the 5 day trading period immediately preceding the conversion date. The Debentures are exercisable from time to time at the option of the holders of the Debentures beginning upon the earlier of (i) 120 days after May 29, 1998 or (ii) the effectiveness of the Registration Statement on Form S-3 filed by the Company on August 19, 1998 as required by the Registration Rights Agreement. To the extent that the Debentures have not been converted by May 29, 2003 (the maturity date), the remaining principal amount of the Debentures will be automatically converted into common stock of the Company in accordance with the terms of the Subscription Agreement.

       The Subscription Agreement contains a restriction on conversion which prohibits any holder from converting any portion of a Debenture which would result in such holder being deemed (under applicable Securities and Exchange Commission rules and regulations) the beneficial owner of 4.99% or more of the common stock of the Company then outstanding. The Subscription Agreement also provides that if shares issuable upon conversion of the Debentures or exercise of Warrants are not delivered within 5 days after the date of receipt of a telecopied Notice of Conversion/Exercise, or such later date as the original of such Notice is received, the Company is required to pay liquidated damages, for each $100,000 of Debenture sought to be converted, $50.00 for each of the first 5 days and $100.00 per day thereafter that the conversion shares are not delivered, and for each 1000 Warrant Shares sought to be purchased upon exercise of Warrants, $7.50 for each of the first 10 days and $15.00 per day thereafterthat such shares are not delivered, which liquidated damages shall run from the sixth business day after the applicable conversion/exercise date. The Warrants are exercisable at a purchase price of $4.8818 per share, are exercisable as to one third of the Warrant Shares at any time after November 29, 1998, and as to the remainder of the Warrant Shares after May 29, 1999, and expire on May 29, 2003.

Interest on Debentures. Interest on the Debentures is payable quarterly in arrears beginning August 31, 1998 in cash or, at the option of the Company, in freely tradable shares of common stock of the Company at a price equal to 90% of the average closing bid price of the common stock of the Company during the 5 trading days immediately preceding the interest trading date.

Limitation on Share Issuance. Under the terms of the Subscription Agreement, if the total number of shares issuable upon conversion of the Debentures, plus the shares issuable pursuant to the Warrants, exceeds 3,051,929 shares (being 19.9% of the 15,336,328 shares of common stock of the Company outstanding at May 29, 1998, the closing date of the sale of the Debentures), then the Company is required immediately to call a stockholders meeting for the purpose of approving below market issuances of Common Stock to the purchasers of the Debentures (referred to herein and in the Subscription Agreement as the "Subscribers") in excess of 3,051,929 shares. If such proposal is not ratified by the stockholders, the Company is required to apply for a waiver from Nasdaq to permit such issuances; and if the Company is unable to obtain a waiver within 20 days of its application, the Company is required, at its option, either to (i) delist the Company's common stock from the Nasdaq SmallCap market and include it for quotation on the over-the-counter Bulletin Board or (ii) pay to the Subscribers the "Economic Benefit" of that number of shares of common stock that would have been issuable to the Subscribers above 3,051,929 shares in the absence of such limitation (the "Excess Shares"). The "Economic Benefit" is defined in the Subscription Agreement as an amount equal to the number of Excess Shares multiplied by the average closing bid price of the Company's common stock for the 5 trading days preceding the 10th trading day after the above-mentioned stockholders meeting, and is required to be paid within 30 days after such 10th trading day. In the event that the Company's common stock is delisted from trading on the Nasdaq SmallCap Market, its inclusion for quotation on the Nasdaq Bulletin Board is subject to qualification upon application by the Company. The Company is unable to determine at the present time whether its common stock will qualify for trading on the Nasdaq Bulletin Board if and when such stock is delisted from trading on the Nasdaq SmallCap Market. Under the terms of the Debentures, (i) the delisting of Company's common stock from trading on the Nasdaq SmallCap Market and the OTC Bulletin Board, and (ii) the failure of the Company to pay the "Economic Benefit," as set forth above, as and when due, are "events of Default," pursuant to which the holders of the Debentures have the option to consider the Debentures immediately due and payable.

       The number of shares of common stock issuable to the Subscribers under the Debentures and upon exercise of the Warrants exceeds 3,051,929 shares if, at the end of any 5 day trading period, the average closing price of the Company's common stock for such period is lower than $1.4897 per share. The average closing bid price of the Company's common stock for the 5 day trading period ending on August 17, 1998 was 1.4375. Based upon such price, the number of shares of Common Stock issuable upon conversion of the Convertible Debentures and Warrants was 3,158,478 shares, or 106,549 Excess Shares; and based upon the average closing price of the Company's common stock for the 5 day trading period ending September 11, 1998 of $1.0125, the number of such shares issuable was 4,435,987 shares, or 1,384,058 Excess Shares. Because the number of shares of common stock of the Company issuable to the Subscribers under the Debentures and upon exercise of the Warrants has exceeded 3,051,929 shares, and because the shares issuable to the holders of the Debentures upon conversion of the Debentures are calculated at a discount from the market price of the Company's common stock (see "Conversion of Debentures and Exercise of Warrants," above), the Company is obligated, pursuant to the provisions of the Subscription Agreement described in the preceding paragraph, to submit to the stockholders Proposal No. 2 to approve below market issuances of common stock of the Company to the Subscribers under the Debentures.

Related Issues Involving Nasdaq. Effective April 9, 1998, the Company's common stock qualified for trading on the Nasdaq SmallCap Market. Previously it had been quoted on the Nasdaq Bulletin Board. Current rules applicable to securities listed on the Nasdaq SmallCap Market require a company to obtain stockholder approval prior to issuing 20% or more of its common stock for less than the greater of the book value or market value of the stock. The provisions of the Debentures described "Limitation on Share Issuance" above were structured to comply with the Nasdaq rules applicable to securities listed on the Nasdaq SmallCap Market. If the stockholders fail to approve Proposal No. 2, and Nasdaq fails to waive application of its rule relating to below market issuances of securities (pursuant to the Company's request, as required under the Subscription Agreement), the effect will be that that the Company' common stock will be disqualified from trading on the Nasdaq SmallCap Market.

       However, under the Nasdaq rules currently in effect, the Company's continued qualification for trading on the Nasdaq SmallCap market is also subject to maintaining at least $2,000,000 in net tangible asset value, and is subject to revocation if the minimum bid price for the Company's common stock as quoted on the Nasdaq SmallCap Market drops to less than $1.00 per share for a consecutive period of 30 days or more and fails to reach such $1.00 level for a consecutive period of at least 10 days within the 90 day period after the Company has received notice from Nasdaq of the minimum price qualification deficiency. As at August 31, the Company's net tangible asset value failed to meet the net tangible asset value criterion for continued qualification for trading on the Nasdaq SmallCap Market, and, on September 11, the closing price of the Company's common stock on the Nasdaq SmallCap Market was $.9375 per share. On August 27, the Company received an inquiry from Nasdaq with regard to its status, the consequence of which may be revocation of qualification for trading on the Nasdaq SmallCap market irrespective of the results of the stockholders' vote on Proposal No. 2.

       In the calculation of net tangible asset value, the value of the tangible assets is reduced by the amount of the Company's indebtedness. Since the outstanding principal amount of the Debentures constitutes indebtedness of the Company, if, and to the extent that, the holders of the Debentures elect to convert the Debentures into common stock of the Company, the indebtedness of the Company is decreased by an amount equal to the principal amount of Debentures so converted, and any such decrease in indebtedness has the effect of increasing the Company's net tangible asset value by an equal amount. On the other hand, while conversion of the Debentures tends to reduce the qualification deficiency in net tangible asset value (although such deficiency may not be eliminated notwithstanding such conversion), the increased number of shares outstanding as a result of such conversion may result in a decrease in the market price of the Company's shares, which, as noted in the previous paragraph, is currently below the $1.00 per share level required for continued qualification on the Nasdaq SmallCap Market. The conversion of the Debentures, moreover, is in the sole discretion of the holders of the Debentures. Because the effect of the foregoing factors, and the impact of operations, upon the Company's net tangible asset value and the price of its common stock at such time as action may be taken by Nasdaq in respect of the Company's continued qualification for trading on the Nasdaq SmallCap Market cannot be predicted, the Company is unable to predict whether or not the Company will continue to be qualified for trading on the Nasdaq SmallCap Market after the stockholders' meeting, whether Proposal No. 2 is approved or not.

Effect of Delisting from Nasdaq. Should the Company's common stock fail to meet the criteria for continued trading on the Nasdaq SmallCap Market, trading in the Company's common stock would have to be conducted on the Nasdaq Bulletin Board or on the non-Nasdaq over-the-counter market. In such event, stockholders could find it more difficult to trade in or obtain accurate quotations as to the market price of the Company's common stock. In addition, Nasdaq Bulletin Board or non-Nasdaq equity securities trading under $5.00 per share which fail to meet certain minimum net tangible asset or average revenue criteria are subject to the requirements of the rules relating to "Penny Stocks" under Section 15(g) of the Exchange Act, which impose additional disclosure requirements upon broker dealers in connection with any trades involving such stock. Such securities may also become subject to Rule 15g-9 under the Exchange Act, which imposes certain sales practice requirements upon broker-dealers involving the suitability of customers to buy the stock. The additional burdens imposed upon broker-dealers should the Company's common stock become subject to such requirements could discourage them from effecting transactions in the Company's common stock and/or affect their ability to effect such transactions. In such event, the market liquidity of the Company's common stock could be materially adversely affected.

Effect on Outstanding Shares of Stockholder Approval or De-Listing from Nasdaq; Possibility of Change in Control. The effect of approval by the stockholders of Proposal No. 2 will be ratification of the issuance of shares in excess of the 3,051,929 limitation imposed by the Subscription Agreement in whatever number may be required by the terms of conversion of the Debentures (see "Conversion of Debentures and Exercise of Warrants" above), and the same result may occur in the event that the Company's common stock is delisted from the Nasdaq SmallCap Market, whether or not Proposal No. 2 is approved. Because the formula for determining the number of shares issuable upon conversion of the Debentures is dependent upon the price of the Company's common stock at such time or times that the election to convert is exercised, and the holders of the Debentures may elect to exercise such rights as, if and when they choose to do so, subject to the provisions of the Debentures (see "Conversion of Debentures and Exercise of Warrants" above), it is impossible to predict the total number of shares that may be issued by the Company upon conversion of the Debentures under the conditions set forth above, and the effect of such conversion could, at a future date, result in a change in control of the Company.

Proxies. Unless otherwise indicated, proxies will be voted at the direction of the Board of Directors. The Board of Directors deemed it in the best interests of the Company to authorize the private placement of the Debentures, and Proposal No. 2 is submitted to the stockholders in accordance with the obligations undertaken by the Company in conjunction with the sale of such Debentures. However, for the reasons set forth in the preceding paragraphs, the Board of Directors considers that it will be unable to reach an opinion as to whether approval or disapproval of Proposition No. 2 is in the best interest of the Company until it can examine the conditions that exist prior to the meeting.

                                 PROPOSAL NO. 3
                     RATIFICATION OF THE BOARD OF DIRECTORS'
                 SELECTION OF KING, WEBER & ASSOCIATES, P.C. AS
         INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDED MAY 31, 1999


       The Board of Directors has appointed King, Weber & Associates, P.C. as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended May 31, 1999 to replace Wolinetz, Gottlieb & Lafazan, P.C., who performed such functions for the fiscal year ended May 31, 1998, the 5 months ended May 31, 1997 and the fiscal year ended December 31, 1996. The reason for the change in independent accountants is the convenience of the proximity of the offices of King, Weber & Associates, which is located in Tempe, Arizona, the location of the Company's principal offices. Wolinetz, Gottlieb & Lafazan, P.C. is located in Rockville Centre, New York.

       The reports of Wolinetz, Gottlieb & Lafazan for the fiscal year ended May 31, 1998, the 5 months ended May 31, 1997, and the fiscal year ended December 31, 1996 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit, scope, or accounting principles, except that each of such reports contained a statement to the effect that it was prepared on the assumption that the Company would continue as a going concern and that the Company had incurred recurring losses from operations which raised substantial doubt about the Company's ability to continue as a going concern. The Company had no disagreements with Wolinetz, Gottlieb & Lafazan, P.C. during any of the above-mentioned fiscal periods or for the subsequent interim period preceding the engagement of King, Weber & Associates, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

       A representative of King, Weber & Associates, P.C. is expected to be present at the meeting and will have the opportunity to respond to appropriate questions.

       At the Annual Meeting, the stockholders will be asked to ratify the Board of Directors' selection of King, Weber & Associates, P.C. as the Company's independent accountant for the Company's fiscal year ended May 31, 1998 and recommends that the stockholders approve such selection.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers and persons owning more than 10% of the outstanding Common Stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC").
Executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely on copies of such forms furnished as provided above, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended May 31, 1998, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of more than 10% of its Common Stock were complied with, except as follows: Mr. James Vittera, a Vice President of the Company, filed a Form 3, Initial Statement of Beneficial Ownership, after the due date of such Form. In addition, Mr. Robert
L. Stewart, Chairman of the Board of the Company, filed a Form 4, Statement of changes of Beneficial Ownership of Securities, after the due date of such Form.


                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

       Under regulations adopted by the SEC, any proposal submitted for inclusion in the Company's proxy materials relating to the Annual Meeting of Stockholders to be held in 1999 must be received at the Company's principal executive offices in Phoenix, Arizona on or before July 14, 1999. Receipt by the Company of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.


                                  OTHER MATTERS

       Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.


                           INCORPORATION BY REFERENCE

       To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the report of the Board of Directors on executive compensation included in the section of the Proxy Statement entitled "Report Ronald I. Bishop and the Board of Directors on Executive Compensation and Repricing of Options," and the Comparative Performance Graph, shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.


                                   10-K REPORT

       THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF AN ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED MAY 31, 1998, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO JOJI ULEP, CONSYGEN, INC.,125 SOUTH 52nd STREET, TEMPE, ARIZONA 85281.

                                 VOTING PROXIES

       The Board of Directors recommends an affirmative vote on all proposals specified, except that, with respect to Proposal No. 2, the Board makes no current recommendation. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendation, including, with respect to Proposal No. 2, its consideration of the best interests of the Company based upon conditions existing at the time of the meeting.

                                       By order of the Board of Directors

                                       J. Stephen Kelly, Secretary
Tempe, Arizona
September 16, 1998

|X|  PLEASE MARK VOTES AS IN THIS EXAMPLE

1.    Election of Directors:

NOMINEES: Robert L. Stewart, Thomas S. Dreaper, J. Stephen Kelly, Andrew Lee, A. Lewis Burridge
      [ ]   FOR all nominees            [  ]   WITHHOLD authority from all nominees            [  ]   FOR all except

(Instructions:  To withhold Authority to vote for any individual, mark the "For All Except" box and write that person's name in the space provided below.)
_______________________________________________________________________________________________________________________
2.    To approve below market price issuance of common stock in excess of 3,051,929 shares to Subscribers under the
      Company's 6% Convertible Debentures to the extent provided thereunder.
      [ ]   FOR                         [  ]   AGAINST                                         [  ]   ABSTAIN
3.    To ratify the Board of Directors' selection of King, Weber & Associates, P.C. as independent public accountants for the fiscal year ended May 31, 1999.
      [ ]   FOR                         [  ]   AGAINST                                         [  ]   ABSTAIN
4.    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
RECORD DATE SHARES: _______________________________________
Mark box at right if you plan to attend the Meeting in person.                                              [ ]
Mark box at right if an address change or comment has been noted on the reverse side of this card.          [ ]

                                              Please be sure to sign and date this Proxy. DATE:___________________, 1998

                                                                                _________________________________________
                                                                                          Stockholder sign here

                                                                                _________________________________________
                                                                                           Co-owner sign here
Please sign this proxy exactly as your name(s) appear on the books of the Company. Joint owners should each sign personally.
Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

DETACH CARD                                                                                              DETACH CARD
                                                         CONSYGEN, INC.

         Dear Stockholder:

         Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

         Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

         Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

         Your vote must be received prior to the 1998 Annual Meeting of Stockholders to be held on November 12, 1998.

         Thank you in advance for your prompt consideration of these matters.

                    Sincerely,

                    ConSyGen, Inc.

                                                         CONSYGEN, INC.

                                      ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 12, 1998

The undersigned  hereby appoints  Robert L. Stewart and Thomas S. Dreaper,  and each of them acting singly,  with full power of substitution,  proxies to represent the  undersigned at the 1998 Annual Meeting of  Stockholders  of CONSYGEN,  INC. to be held
November 12, 1998 at 3:00 p.m. at Radisson Hotel Phoenix Airport, 3333 E. University Drive, Phoenix,  Arizona, 85034 and at any
adjournment or adjournments  thereof,  to vote in the name and place of the undersigned,  with all powers which the undersigned would possess if personally present, all the shares of CONSYGEN,  INC. standing in the name of the undersigned upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the instructions on the reverse side and upon such other business as may properly come before the Meeting.

SHARES WILL BE VOTED AS SPECIFIED.  IF NO  SPECIFICATION  IS MADE, THE SHARES  REPRESENTED WILL BE VOTED IN ACCORDANCE WITH THE
RECOMMENDATIONS OF THE BOARD OF DIRECTORS (i) WITH RESPECT TO PROPOSAL NO. 2, (ii) FOR THE ELECTION OF DIRECTORS, (iii) FOR THE
SELECTION OF INDEPENDENT ACCOUNTANTS, ALL AS SET FORTH IN THE PROXY STATEMENT.

PLEASE DATE AND SIGN THIS PROXY IN THE SPACE  PROVIDED  AND RETURN IT IN THE  ENCLOSED  ENVELOPE,  WHETHER OR NOT YOU EXPECT TO
ATTEND THE MEETING IN PERSON.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                             HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?

                        _____________________________________               _____________________________________
                        _____________________________________               _____________________________________
                        _____________________________________               _____________________________________

                                        (Continued and to be signed on the reverse side)